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                                                                 Exhibit 10.2

                                PrimeCo PCS, L.P.
                          c/o Bell Atlantic Corporation
                          1717 Arch Street, 29th Floor
                        Philadelphia, Pennsylvania 19103

                                  June 16, 2000

Via Facsimile No. 540-956-3595;
Hard Copy to follow via FedEx Overnight Delivery

Mr. Warren Catlett
Virginia RSA 6 Cellular Limited Partnership
c/o CFW Communications Company
401 Spring Lane, Suite 300
Waynesboro, Virginia  22980

         Re: Asset Exchange Agreement between PrimeCo PCS, L.P. ("PrimeCo PCS") and Virginia RSA 6 Cellular Limited Partnership ("Va-6LP"), dated May 17, 2000 (the "Agreement")

Dear Mr. Catlett:

         In light of the recent approval of the Bell/GTE Merger (as that term is defined in the Agreement) by the Federal Communications Commission, and in consideration of Va-6LP's undertaking to attempt to expedite the High Yield Issuance, PrimeCo PCS hereby waives the condition precedent to closing set forth in Section 5.2.5 of the Agreement.


                                                     Sincerely,

                                                     PRIMECO PCS, L.P.

                                                     s/ Michael J. Polosky
                                                     Title: President/CEO



cc:      David Carter (via facsimile no. 404-888-4190)
         Susan Asch (via facsimile no. 215-963-9195)
         Steve Smith (via facsimile no. 215-557-7249)